UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: October 11, 2004 (Date of earliest event reported)
American International Petroleum Corp (Exact name of registrant as specified in its charter)
TX (State or other jurisdiction of incorporation)	0-14905 (Commission File Number)	13-3130236 (IRS Employer Indentification Number)
	7055 Hollister Road (Address of principal executive offices)	77040 (Zip Code)
Registrant's telephone number, including area code: 713.462.4122

Item 1.03. Bankruptcy or Receivership

American International Petroleum Corp. and wholly-owned subsidiary, American International Refinery, Inc., file voluntary Petitions for Chapter 11 Reorganization.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of American International Petroleum Corp dated October 11, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2004	AMERICAN INTERNATIONAL PETROLEUM CORP By: /s/ Denis J. Fitzpatrick Denis J. Fitzpatrick CFO